SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported, April 29, 1999



                          APPLIED CAPITAL FUNDING, INC.



         Colorado                      0-23171                     84-1280679
(State of Incorporation)       (Commission File Number)        (IRS I.D. Number)



                              c/o Steven L. Siskind
                           645 Fifth Avenue, Suite 403
                            New York, New York 10022
               (Address of principal executive offices)(Zip Code)


                                 (212) 750-2002
              (Registrant's telephone number, including area code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Change in Registrant's Certifying Accountant.

On May 26, 1999, the Board of Directors of the Registrant approved the retention of the firm of Nelson Mayoka & Company as principal independent accountant to perform the examination of its financial statements as of December 31, 1999, and for the year then ended, effective with the resignation of Kish Leake & Associates, P.C., the former independent accountant, which occurred on May 17, 1999. Kish Leake & Associates, P.C. had been principal independent accountant, having performed audit services for the most recent fiscal year ended December 31, 1998, and had expressed unqualified opinions on such financial statement. In connection with that audit and through May, 1999, there were no disagreements between the Registrant and Kish Leake & Associates, P.C. regarding the application of accounting principles or financial statement presentation matters in connection with Kish Leake's examination of the December 31, 1998 financial statement.

A letter from Kish Leake & Associates, P.C. confirming the foregoing is attached as an exhibit hereto.


Item 7.  Financial Statements and Exhibits.

     (C) Exhibits.

     16.0 Letter dated May 17, 1999 regarding resignation of certifying accountant

                                           APPLIED CAPITAL FUNDING, INC.
                                           -----------------------------
                                                            (Registrant)
Dated:  May 26, 1999

                                           By:__________________________
                                              Jeffrey L. Taylor, Vice President